                                                                   EXHIBIT 10.21


                            SECOND AMENDMENT TO LEASE

      THIS SECOND AMENDMENT TO LEASE ("Amendment") is entered into this 23rd day of March, 2001, by and between TMG/ONE MARKET, L.P., A Delaware limited partnership ("Landlord") and DEL MONTE CORPORATION, a New York corporation ("Tenant"), in the following factual context.

                                    RECITALS

      This Amendment is based upon the following facts, understandings and intentions of the parties.

      A. Tenant and Landlord entered into that certain Lease dated as of October 7, 1999 as amended by that certain First Amendment to Lease dated April 30, 2000 (collectively, the "Lease") of certain premises located in the building commonly known as The Landmark @ One Market, California, more particularly described in the Lease.

      B. Del Monte Foods Company, a New York corporation ("Guarantor") executed that certain Lease Guaranty, dated as of October 7, 1999 (the "Guaranty") guaranteeing the obligations of Tenant under the Lease.

      C. Landlord and Tenant now desire to amend the Lease.

      NOW, therefore, in consideration of the mutual covenants and promises set forth in this Amendment and other valuable consideration, receipt of which is hereby acknowledged, the parties do hereby agree as follows:

      l . Definitions. Terms defined in the Lease shall have the same meanings when used in this Amendment.

      2. Premises. The term "Premises" set forth in the Basic Lease Information of the Lease is hereby amended to delete from the Premises the portion of the third floor of the Building outlined on Exhibit A attached to this Amendment. Accordingly, the definition of the "Premises" set forth in the Basic Lease Information of the Lease is hereby deleted in its entirety and the following is hereby substituted in its place:

        92,417 square feet of Rentable Area located on the 3rd, 9th, 10th and 11th Floor(s) of the Building (of which 8,119 square feet are located on the 3rd floor, 36,310 square feet are located on the 9th Floor, 36,310 square feet are located on the 10th Floor, and 11,678 square feet are located on the 11th Floor), as shown on the Floor Plan(s) attached to this Lease as Exhibit A. The Premises shall also include the storage area outlined on the Floor Plan(s) and 3,500 square feet located in the basement of the Building (the "Storage Space"). The entire Building contains 362,109 square feet of Rentable Area.

      3. Percentage Share. The definition of "Tenant's Percentage Share" set forth in the Basic Lease Information of the Lease is hereby amended to be 25.52%.

      4. Rent. In consideration for this Amendment, the Base Rent payable by Tenant as set forth in the Basis Lease Information shall be reduced in the following amounts during the following periods: (i) during the period from the Commencement Date until the fourth anniversary of the Commencement Date, $398.80/month, (ii) during the period from the fourth anniversary of the


                                       -1-

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Commencement Date until the eighth anniversary of the Commencement Date,
$416.92/month, and (iii) during the remainder of the Initial Term, $435.05/month.

      5. Amendment to Lease. This Amendment is and shall constitute an amendment to the Lease and shall be effective as of the date of this Amendment. Except as modified hereby, all of the terms and conditions of the Lease shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

LANDLORD:

TMG/ONE MARKET, L.P.,
A Delaware limited partnership

By:  Martin/One Market LLC,
     A California limited liability company
     Its General Partner

     By:  The Martin Group of Companies, Inc.,
          A California corporation
          Its Managing Member


     By:
         -----------------------------
     Its:     SVP
         -----------------------------

TENANT:

DEL MONTE CORPORATION,
A New York corporation

By:  /s/  STEVEN P. RONZONE
    ----------------------------------
Its: DIR/RE & Facilities
    ----------------------------------


By: /s/  WILLIAM R. SAWYERS
    ----------------------------------
Its:   V.P. & General Counsel
    ----------------------------------
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                               GUARANTOR'S CONSENT

      The undersigned is the Guarantor under the Guaranty. Guarantor hereby approves the foregoing Amendment and consents to Tenant's execution of the Amendment. Guarantor agrees that the Amendment, and Tenant's execution of the Amendment, shall in no way limit, void, or vitiate the Guaranty or any of the provisions of the Guaranty, and the Amendment, and Tenant's execution of the Amendment, shall in no way alter, limit or otherwise affect the Guaranty or the liability of Guarantor under the Guaranty.

      IN WITNESS WHEREOF, Guarantor has executed this Amendment and Guarantor's Consent the day and year first above written.

DEL MONTE FOODS COMPANY,
A New York corporation

By:  /s/ STEVEN P. RONZONE
    ---------------------------------
Its: DIR/RE & Facilities
    ---------------------------------
By: /s/ WILLIAM R. SAWYERS
    ---------------------------------
Its:  V.P. & General Counsel
    ---------------------------------


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                           CONFIRMATION OF LEASE TERM

LANDLORD: TMG/ONE MARKET, L.P., A California limited partnership

TENANT: DEL MONTE CORPORATION, A New York corporation

LEASE DATE: October 7,1999

PREMISES: all or portions of the 3rd, 9th, 10th and 11th Floor(s) of the Landmark@One Market

Pursuant to Section 3 of the above referenced Lease, the Commencement Date as defined in Section 3 shall be December 19, 2000.

LANDLORD:

TMG/ONE MARKET, L.P.,
A Delaware limited partnership

By:  Martin/One Market LLC,
     A California limited liability company
     Its General Partner

     By:  The Martin Group of Companies, Inc.,
          A California corporation
          Its Managing Member


     By:
         -----------------------------
     Its:           SVP
         -----------------------------

TENANT:

DEL MONTE CORPORATION,
A New York corporation

By:  /s/  STEVEN P. RONZONE
    ----------------------------------
Its:  DIR/R.E. & Fac.
    ----------------------------------



By: /s/  RAYMOND S. VOLAN
    ----------------------------------
Its:   Real Estate Mgr.
    ----------------------------------